                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  May 21, 2004
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                      0-11730                 84-1089377
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
     of incorporation)                                     Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington                98117
    (Address of principal executive offices)                     (Zip Code)

                                 (206) 297-6151
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 12, 2004,  after approval by the Board of Directors,  the Company entered into a Stock for Stock Exchange Agreement with Jimmy L. Boswell, David G. Lucas,
Reginald W. Einkauf and John D. Miller (collectively the Principals) pursuant to which the  Principals  agreed to  exchange  with the  Company a total of 800,000 shares of the  Company's  common  stock owned by the  Principals  for all of the outstanding  common stock of the  Company's  wholly-owned  subsidiary,  Cognigen
Switching Technologies, Inc. ("CST"), and warrants to purchase 200,000 shares of the Company's common stock effective  February 1, 2004. The warrants will expire on January 31,  2009,  and have an exercise  price of $0.3015,  which equals the average  closing price for the  Company's  common stock for the 20 days prior to closing. The number of shares and warrants were determined based on negotiations between representatives of the Company and the Principals.

The closing was effective May 21, 2004. At the closing CST entered into a Master
Services Agreement (MSA) to provide the Company with telecommunications  rating, billing, provisioning,  customer care, commissioning and database management for a fee. The MSA is effective February 1, 2004.

As part of the  closing,  CST entered  into a new note with an  existing  lender representing  approximately  $223,000  in debt.  Further,  at the  closing,  all options to purchase  common stock of the Company  issued to CST  employees  were terminated  except for the option to purchase  200,000  shares of the  Company's common stock owned by Jimmy L. Boswell  which option  expires in August 2004 and is exercisable at $3.68 per share.

As of May 21,  2004,  Jimmy L. Boswell is the  President  and a director of CST,
David G.  Lucas is the former  chief  financial  officer  and  director  of CST.
Reginald W. Einkauf and John D. Miller are former  officers and directors of the
Company.  The Principals and another person sold all of the outstanding stock of
CST to the Company for shares of the Company's common stock in April 2000.

In conjunction with the Stock for Stock Exchange Agreement,  goodwill with a net
book  value  of  $2,893,029  has  been  written  off.  With   consideration   of
approximately $26,000,  calculated using the Black Scholes method of calculation for the 200,000 warrants, goodwill of $2,893,029 and $168,448 in negative equity that  are  being  assumed  by the  Principals,  and the  800,000  shares  of the
Company's common stock that are being  repurchased from the Principals valued at
$.31 per share,  the Company  recorded a loss of $2,502,583 on this  transaction that is included in the  statement  of  operations  that the Company  previously filed with the  Securities  and Exchange  Commission for the quarter ended March
31,2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     None

(b)  Pro Forma Financial Information

     Any required  financial  information  has been included in the Forms 10-QSB and 10-QSA/A for the quarter ended March 31, 2004,  previously filed by the
     Company with the Securities and Exchange Commission.

(c)  Exhibits

     Exhibit 2.1 Stock for Stock Exchange Agreement

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004                 COGNIGEN NETWORKS, INC.

                                    /s/ Thomas S. Smith
                                    Thomas S. Smith
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX

                 Exhibit 2.1 Stock for Stock Exchange Agreement